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                         AMENDMENT TO SECOND AMENDED AND
                          RESTATED EMPLOYMENT AGREEMENT


         This AMENDMENT TO SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Amendment"), effective as of June 21, 2001, is made by and among Insignia Financial Group, Inc., a Delaware Corporation (the "Parent Company"), Insignia/ESG, Inc., a Delaware corporation (the "Company") and Stephen B. Siegel ("Executive").

         WHEREAS, Executive is presently employed by the Company pursuant to a Second Amended and Restated Employment Agreement, made as of July 31, 1998, by and between Executive, Insignia/ESG Holdings, Inc. (the Parent Company's predecessor in interest) and the Company (the "Agreement"); and

         WHEREAS, Executive, the Parent Company and the Company desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, Executive, the Parent Company and the Company agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         2. AMENDMENT TO SECTION 1. Section 1 of the Agreement is amended to replace "2002" with "2005", thereby causing the Expiration Date to be defined as December 31, 2005.

         3. AMENDMENT TO SECTION 3(e). Section 3(e) of the Agreement is deleted in its entirety and replaced with the following:

          "(e) ANNUAL PERFORMANCE BONUS UNDER EXECUTIVE PERFORMANCE INCENTIVE PLAN. With respect to each calendar year during the Employment Period, the Executive shall be paid a bonus (the "EPIP Bonus") under the Parent Company's Executive Performance Incentive Plan (the "EPIP") having a "Performance Target" equal to $2,500,000 based upon his performance against objectives determined in accordance with the EPIP. The compensation committee of the Parent Company's board of directors will meet with the Executive not later than March 30th of each calendar year to determine the objectives to be met in order to achieve the Performance Target for such calendar year. To the extent that the Executive achieves objectives that exceed 50% of the Performance Target, but are less than the Performance Target, the amount of the Performance Bonus shall be pro-rated. The Executive shall not receive an EPIP Bonus if less than 50% of the Performance Targets are achieved. The Executive's EPIP Bonus for each calendar year, if any, shall be payable by February 28th of the following year."

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         4. LOAN. The Company shall advance to Executive the principal amount of
$1,500,000, which loan shall be evidenced by a promissory note to be delivered by Executive to the Company in the form annexed hereto Exhibit A. Said loan shall be repaid by Executive and/or forgiven by the Company in accordance with the terms of said promissory note, which terms are incorporated herein by reference. Executive's repayment obligations hereunder and pursuant to said promissory note shall survive any termination or expiration of the Agreement.

         5. AFFIRMATION. Except as amended hereby, the Agreement shall remain in full force and effect.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                              INSIGNIA FINANCIAL GROUP, INC.


                                            By:   /s/ Adam B. Gilbert
                                                  ---------------------------
                                            Name: Adam B. Gilbert
                                                  ---------------------------
                                            Its:  Executive Vice President


                                            INSIGNIA/ESG, INC.


                                            By:   /s/ Adam B. Gilbert
                                                  ---------------------------
                                            Name: Adam B. Gilbert
                                                  ---------------------------
                                            Its:  Executive Vice President



                                                     /s/ Stephen B. Siegel
                                            ---------------------------------
                                                         STEPHEN B. SIEGEL





                                       2
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                                    EXHIBIT A